FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2011
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

NOTE 10—FINANCIAL INSTRUMENTS

        The fair values of the financial instruments listed below have been determined by the Company using available market information and appropriate valuation methodologies.

	December 31, 2011		December 31, 2010
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In thousands)
Assets:
Cash and cash equivalents	$704,153	$704,153	$742,099	$742,099
Marketable securities	165,695	165,695	563,997	563,997
Auction rate securities	5,870	5,870	13,100	13,100
Long-term marketable equity securities	74,691	74,691	—	—
Notes receivable	3,424	3,058	3,316	2,818
Liabilities:
Contingent consideration arrangement	(10,000)	(10,000)	—	—
Long-term debt	(95,844)	(93,339)	(95,844)	(83,363)
Guarantee of an equity method investee's debt	(5,000)	(5,000)	—	—
Letters of credit and surety bond	N/A	(312)	N/A	(362)

        The carrying value of cash equivalents approximates fair value due to their short-term maturity. The fair value of notes receivable is based on discounting the expected future cash flow streams using yields of the underlying credit. The fair value of long-term debt is estimated using quoted market prices or indices for similar liabilities and taking into consideration other factors such as credit quality and maturity. The carrying value and fair value of the guarantee of the equity method investee's debt represents the amount the Company expects to pay to settle this obligation. The fair value of the letters of credit and surety bond are based on the present value of the costs associated with maintaining these instruments over their expected term. See Note 2 for discussion of the fair value of marketable securities and long-term marketable equity securities, Note 9 for discussion of the fair value of the auction rate securities and Note 5 for discussion of the fair value of the contingent consideration arrangement related to the OkCupid acquisition.